Shareholders' Equity	12 Months Ended
Jul. 01, 2012
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

SHAREHOLDERS’ EQUITY

We have 12,000,000 shares of authorized common stock, par value $.01 per share, with 3,303,784 and 3,289,478 shares outstanding at July 1, 2012 and July 3, 2011, respectively. Holders of our common stock are entitled to one vote for each share on all matters voted on by shareholders.

Our Board of Directors authorized a stock repurchase program to buy back up to 3,839,395 outstanding shares as of July 1, 2012. As of July 1, 2012, 3,655,322 shares have been repurchased under this program at a cost of approximately $136.4 million.